Munder Tax-Free Money Market Fund

Class A, K & Y Shares

Munder Cash Investment Fund

Class A, B, C, K & Y Shares

Institutional Money Market Fund

Comerica Class K & Y Shares

Liquidity Money Market Fund

Supplement Dated December 10, 2008

to Prospectuses Dated October 31, 2008

Continued Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (“Program”) has been extended through April 30, 2009 and the Board of Trustees of the Funds has approved the continued participation by the Funds in the Program through that date. The Secretary of the Treasury may further extend the Program through the close of business on September 19, 2009. If the Program is further extended and the Funds have not yet liquidated, the Funds will consider whether to continue to participate in the Program at that time.

Under the Program, amounts of Fund shares owned by shareholders of as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss in the event (i) a Fund’s market-based net asset value falls below $0.995 per share and (ii) the Fund subsequently liquidates (“Guarantee Event”). Upon such event, Fund shareholders who have continuously maintained a Fund account from September 19, 2008 until the Guarantee Event would be eligible to receive from the U.S. Treasury the difference between $1.00 per share and the Fund’s net proceeds per share upon liquidation applied to the lesser of the shares held by such shareholders on (i) September 19, 2008 or (ii) the date of the Guarantee Event. Investors who became Fund shareholders after September 19, 2008, or who owned an account in a Fund on September 19, 2008 but subsequently closed their account, would not receive a payment under the Program. Additional information regarding the Program is available on the U.S. Department of Treasury’s website at www.ustreas.gov.

Participation in the Program from December 19, 2008 through April 30, 2009 requires a payment to the U.S. Department of Treasury in the amount of 0.015% of the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any voluntary expense limitation currently in effect for the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE